                                                              Exhibit 10 (xxvii)

                       AMENDMENT TO EMPLOYMENT AGREEMENT

     WHEREAS, National Data Corporation ("NDC") and Robert A. Yellowlees ("Employee") are parties to an Employment Agreement dated as of June 1, 1997, as amended, (the "Agreement"); and

     WHEREAS, the parties now desire to further amend certain of the terms of the Agreement;

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and conditions contained herein, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto acknowledge that the Agreement is hereby amended as follows:

"Section 2. Term
----------------

The employment of Employee hereunder shall continue pursuant to the term of this Agreement effective as of June 1, 1997, and, unless sooner terminated pursuant to Section 5 of this Agreement with the consequences of termination set forth in such Section 5 and unless extended as provided below, shall continue through May 31, 2001. The employment of Employee hereunder may be further extended thereafter upon the mutual agreement of Employee and the Company to so extend on or before the date one year prior to the expiration of any such term."

     Except as modified hereby, the terms and conditions of the Agreement shall remain in full force and effect; provided, however, that if any term or condition of the Agreement conflicts with or is inconsistent with any term or condition of this Amendment, such terms and conditions hereof shall prevail and be controlling.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers duly authorized as of the 31 day of May, 1999.

NATIONAL DATA CORPORATION               EMPLOYEE


By: /s/ Kevin C. Shea                   /s/ Robert A. Yellowlees
   ----------------------               -----------------------------
                                        Robert A. Yellowlees

Title: Chief Financial Officer          Title: Chairman & Ceo
      ------------------------                -----------------------

Date:                                   Date: 5/31/99
     __________________________              ------------------------